================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.       )

                              -------------------

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              -------------------

                            BRAZIL FAST FOOD CORP.
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                              -------------------

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            ____________________________________________________________________

       2)   Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            ____________________________________________________________________

       4)   Proposed maximum aggregate value of transaction:

            ____________________________________________________________________

       5)   Total fee paid:

            ____________________________________________________________________

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            ____________________________________________________________________

       2)   Form, Schedule or Registration Statement No.:

            ____________________________________________________________________

       3)   Filing Party:

            ____________________________________________________________________

       4)   Date Filed:

            ____________________________________________________________________


                              -------------------

                       Copies of all communications to:

                             IRA I. ROXLAND, Esq.
                Cooperman Levitt Winikoff Lester & Newman, P.C.
                               800 Third Avenue
                           New York, New York  10022
                                (212) 688-7000

================================================================================

[LOGO]

                            BRAZIL FAST FOOD CORP.
                         Av. Brasil, 6431--Bonsucesso
                                 CEP 21040-360
                            Rio de Janeiro, Brazil

                               ----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 22, 2000

                               ----------------

Dear Shareholders,

  On Monday, May 22, 2000, Brazil Fast Food Corp. will hold its annual meeting of stockholders at Club Mediterranee, Estrada Rio-Santos, Km 445.5, Mangaratiba, Rio de Janeiro, Brazil. The meeting will begin at 3:00 p.m.

  Only shareholders that own shares of our common stock at the close of business on April 14, 2000 can vote at this meeting. At the meeting we will

    . elect six directors for the ensuing year.

    . attend to any other business properly brought before the Meeting.

  Your board of directors recommends that you vote in favor of each of the director-nominees identified in this proxy statement.

                                          Carlos Henrique da Silva Rego
                                          Secretary

Rio de Janeiro, Brazil
April 17, 2000

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY YOUR BOARD OF DIRECTORS, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            BRAZIL FAST FOOD CORP.
                         Av. Brasil, 6431--Bonsucesso
                                 CEP 21040-360
                            Rio de Janeiro, Brazil

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 INTRODUCTION

  Unless otherwise specified, all references in this proxy statement to "R$," is to Brazilian reais, the currency of Brazil, and to "$," is to United States dollars. On April 12, 2000, one real equaled $0.57 U.S. dollars.

                             QUESTIONS AND ANSWERS

Q: Who is soliciting my vote?

A: This proxy solicitation is being made and paid for by Brazil Fast Food Corp. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement, at the rate suggested by The Nasdaq Stock Market, Inc., of brokerage houses, nominees, custodians, and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record.

Q: When was this proxy statement mailed to shareholders?

A: This proxy statement was first mailed to shareholders on or about April 19, 2000.

Q: Who may attend the meeting?

A: All persons who held our shares on April 14, 2000 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which can be obtained from your broker), and you will be permitted to attend the meeting.

Q: On what issues am I voting?

A: The election of six nominees to serve on our board of directors for the ensuing year.

Q: How does the board recommend I cast my vote?

A: The board recommends a vote FOR each of the nominees.

Q: What if unanticipated business arises at the meeting?

A: In the event that any other matter should come before the meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote your proxies, unless marked to the contrary, in their discretion, as they deem advisable.

Q: How do I vote?

A: Sign and date your proxy card and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the nominees.

Q: What if my shares are held through a bank or broker?

A: Shareholders who hold their shares through a bank or broker can also vote via the Internet, if this option is offered by the bank or broker.

Q: May I revoke my proxy?

A: Any shareholder may revoke his or her proxy, whether (s)he votes by mail or the Internet, at any time before the meeting, by written notice received by us at our address as set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy, or by attending the meeting and voting in person.

Q: Who will count the votes?

A: Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q: Is my vote confidential?

A: Proxy cards, ballots, and voting tabulations that identify individual shareholders are mailed or returned directly to the transfer agent and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit the transfer agent to tabulate and certify the vote, and as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management.

Q: How many shares can vote?

A: Only persons who owned shares of our common stock as of April 14, 2000 can vote at the annual meeting. The total number of our shares outstanding as of April 14, 2000 was 3,235,290. A list of persons entitled to vote at the meeting will be available for inspection by any shareholder at our offices, Av. Brasil, 6431--Bonsucesso, CEP 21040-360, Rio de Janeiro, Brazil, for a period of ten days prior to the meeting and at the meeting itself.

Q: What is a quorum?

A: A "quorum" is a majority of our outstanding shares of common stock, that may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained. Broker non-votes (abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold) will still be counted as part of the quorum. However, the broker nonvotes will not be counted for purposes of determining whether a proposal has been approved.

Q: How will voting on any other business be conducted?

A: We do not now know of any other business to be considered at the meeting other than the proposal described in this proxy statement. If any other business is presented at the meeting, your signed proxy card gives authority to Omar Carneiro da Cunha, our chairman, and Peter J.F. van Voorst Vader, our chief executive officer, to vote on such matters in their discretion.

Q: Who are our largest shareholders?

A: As of April 14, 2000, AIG Latin America Equity Partners, Inc. owned 375,000 shares of our common stock, representing approximately 11.59% of our outstanding shares. Jose Ricardo Bosquet Bomeny, one of our directors, also owned 375,000 shares of our common stock.

Q: When are shareholder proposals for the 2001 annual meeting due?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Carlos Henrique da Silva Rego, our secretary, at our address shown above, prior to January 30, 2001.

Q: Can a shareholder nominate someone to be a director?

A: As a shareholder, you may recommend any person for a directorship by writing to our Chairman, Omar Carneiro da Cunha, at our address show above. Recommendations must be received prior to January 30, 2001 for the 2001 annual meeting. Recommendations must be accompanied by the name, residence and business addresses of the nominating shareholder, who must also represent that he or she is a record holder of our common stock or that he or she holds such through a broker and the number of shares held. The recommendations must also include a representation that the nominating shareholder intends to appear in person or by proxy at the meeting to nominate the individual(s) if the nominations are to be made at a shareholder meeting. The recommendation must include the information regarding each nominee that is required to be included in a proxy statement (e.g. name, age, experience, education, etc.). The nominating shareholder must also describe any arrangement or understanding between or among such shareholder and each nominee for his or her nomination or election. Finally, the recommendation must include the written consent of each nominee to serve as a director if elected.

                      NOMINEES FOR ELECTION AS DIRECTORS

  There are currently six members of our Board of Directors, all of whom are up for re-election this year. Nominees, if elected, will serve for an additional term of one year or until their respective successors are elected and qualified.

  The following table sets forth each nominee's

  .  position and offices presently held

  .  age

  .  tenure as a director

                                                  Position and offices        Director
                                       Age           presently held            since
                 Name                  --- ---------------------------------- --------
Omar Carneiro da Cunha................  53 Chairman of the Board                1996
Peter J.F. van Voorst Vader...........  46 President, Chief Executive Officer   1996
                                           and Director
Ian S. Barnett........................  45 Director                             1996
Lawrence Burstein.....................  57 Director                             1996
Jose Ricardo Bosquet Bomeny...........  58 Director                             1996
John Michael Streithorst..............  30 Director                             2000

  Omar Carneiro da Cunha is a founding principal of Bond Consultoria Empresarial S/C Ltda., a Brazilian business consultancy. He served as Chief Executive Officer of AT&T Brazil from September 1995 to December 1997. From 1967 until 1994, Mr. Carneiro da Cunha held a variety of positions with Shell Brasil S.A. and its affiliates including serving as President of Shell Brasil S.A. from 1992 until 1994. Mr. Carneiro da Cunha received a B.A. in Economics from the University of Political and Economical Sciences of Rio de Janeiro and a degree in Finance Administration from Fundacao Getulio Vargas.

  Peter J. F. van Voorst Vader has been our chief executive officer since March 1996. Prior to that date and from 1995, he was an independent business consultant. From 1992 until 1995, Mr. van Voorst Vader was a retail sales manager for Shell Nederland Verkoopmaatschapppij B.V., overseeing the operations of 800 gas stations. From 1985 until 1992, Mr. van Voorst Vader held several positions with Shell Brazil including sales promotion manager, marketing communications manager and retail development manager. From 1983 until 1985, he was employed by Shell International Petroleum Company as a regional brand and communications assistant for Africa, the Middle East, the Far East and South America. From 1980 to 1983, Mr. van Voorst Vader was a Commercial Assistant for Shell Italia. Mr. van Voorst Vader received a B.S. in Hotel Management from both the Hogere Hotel School in The Hague, Holland and Florida International University. Mr. van Voorst Vader also has a Masters Degree in International Business from Florida International University.

  Ian S. Barnett is a founder of Heptagon Investments Limited and has been a director of such concern since February 1992. Between January 1991 and February 1992, Mr. Barnett was a private investor. From September 1986 to January 1991, Mr. Barnett was employed by UTBS Ltd., which was then known as UTBS (Securities) Ltd., the investment banking entity of Union Bank of Switzerland in London, where he developed corporate finance activity in the Nordic countries. From June 1979 until August 1985, Mr. Barnett was with the Toronto-Dominion Bank, where he held a number of positions in the Bank's Latin American Division, including business development throughout Latin America. Mr. Barnett is a graduate of Queen's University, Canada, and received an MBA from INSEAD, Fontainebleau, France.

  Lawrence Burstein is, and since March 1996 has been, president, a director, and the principal shareholder of Unity Venture Capital Associates Ltd., a private investment banking firm. Mr. Burstein, who was also our president from our inception until March 1996, is a director of five other public companies:

  . T.H.Q., Inc., which develops and markets video games for Sony, Nintendo and Sega;

  . CAS Medical Systems, Inc., which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market;

  . MNI Group, Inc., which principally manufactures and distributes nutritional supplements;

  . I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system which uses radio frequency technology;

  . Quintel Communications, Inc., which is a direct marketing company that develops and operates Internet-based marketing companies.

Mr. Burstein received an L.L.B. from Columbia Law School.

  Jose Ricardo Bosquet Bomeny founded BigBurger Ltda. in 1975 and was its president until we acquired this company in July 1996. He currently owns another fast food business, which is not competitive with our business, as well as six gas stations and two parking lots.

  John Michael Streithorst was a founding member of Icatu Equity Partners. He previously served as manager of Banco Icatu's valuation team in the corporate finance department. Prior to joining IEP, Mr. Streithorst advised YPF in its acquisition of Refinaria Manguinhos in Brazil. He has advised a wide range of clients in numerous other mergers and acquisitions and corporate finance transactions. After graduating from Unicamp with a degree in computer science and prior to joining Icatu, Mr. Streithorst was co-head of equity research at Banco Pactual.

  Under the terms of a stockholders' agreement dated as of August 11, 1997 among AIG Latin America Equity Partners, Ltd. and all of our current executive officers and directors and certain of their affiliates, each of these persons have agreed to vote their respective shares of our common stock to elect as directors, respectively, two designees of Shampi Investments A.E.C. (Messrs. Carneiro da Cunha and van Voorst Vader), two designees of Mr. Burstein and certain other former executive officers and directors of the Company (Messrs. Barnett and Burstein), one designee of BigBurger Ltda. (Mr. Bomeny) and one designee of AIGLAEP (Mr. Streithorst). Under certain circumstances, AIGLAEP may designate additional directors.

Identification of Executive Officers

  (excludes executive officers who are also directors)

        Name        Age      Position                    Biography
        ----        --- ------------------ ------------------------------------
 Carlos Henrique da
  Silva Rego.......  37 Vice President--   Our chief financial officer since
                        Finance, Chief     February 1998. Prior to this date
                        Financial Officer, and from 1994, he was financial
                        and Secretary      controller of Castrol Brasil Ltda.,a
                                           subsidiary of Burhma Castrol Plc.
                                           Mr. Rego previously held a variety
                                           of positions with Pepsico Inc.,
                                           including finance manager for Latin
                                           America. Mr. Rego holds a B.A. in
                                           Accounting and an MBA from the
                                           Universidade Federal do Rio de
                                           Janeiro.

  Our executive officers are elected annually by our board to hold office until the first meeting of our board following the next annual meeting of stockholders and until their successors are chosen and qualified.

Information Concerning our Board

  Our board held 4 meetings during the year ended December 31, 1999. All then incumbent directors attended all of these meetings.

  Our board's compensation committee is charged with reviewing and recommending to our board compensation programs for our executive officers and key employees. The compensation committee, which is currently composed of Messrs. Carneiro da Cunha, van Voorst Vader and Burstein, held four meetings during the year ended December 31, 1999, with all of its members in attendance.

  Our board's audit committee is charged with the review the activities of our independent auditors, including, but not limited to, fees, services and scope of audit. The audit committee is presently composed of Messrs. Burstein, Carneiro da Cunha and van Voorst Vader, the latter serving in an ex officio, non-voting capacity. The audit committee held four meetings during the year ended December 31, 1999, with all of its members in attendance.

Directors' Compensation

  Our directors receive no cash compensation for attending board meetings other than reimbursement of reasonable expenses incurred in attending such meetings. Rather, we compensate our directors on an annual basis for their services through grants of options to acquire shares of our common stock, exercisable at the prevailing market price of the our common stock on the respective grant dates, with the next such grants scheduled to be made on the date of the meeting.

                            EXECUTIVE COMPENSATION

  Set forth below is the aggregate compensation that we paid our chief executive officer and our only other executive officer for services rendered by each of them to us during the years ended December 31, 1999, 1998 and 1997.

                          Summary Compensation Table

                                                                           Long Term Compensation
                                                                  ----------------------------------------
                                            Annual Compensation          Awards         Payouts
                                          ----------------------- -------------------- ---------
                                                           Other
                                                          Annual  Restricted           Long Term All Other
   Name and Principal              Fiscal                 Compen-   Stock    Number of Incentive  Compen-
        Position                    Year   Salary  Bonus  sation    Awards    Options   Payouts   sation
   ------------------              ------ -------- ------ ------- ---------- --------- --------- ---------
Peter J.F. van Voorst Vader...      1999  $ 84,360    --    --       --       48,125      --        --
 Chief Executive Officer            1998  $116,000    --    --       --        4,375      --        --
                                    1997  $120,000    --    --       --        4,375      --        --

Carlos Henrique Rego .........      1999  $ 88,920 $3,420   --       --       10,000      --        --
 Vice President--Finance            1998  $116,000    --    --       --        1,250      --        --

                       Option Grants in Last Fiscal Year

                                                        Percent of Total
                                     Number of Shares  Options Granted to   Exercise or                Grant Date
                                        Underlying        Employees in      Base Price    Expiration    Present
          Name                       Options Granted      Fiscal Year         ($/$H)         Date       Value(1)
          ----                       ----------------  ------------------   -----------   ----------   ----------
Peter J.F. van Voorst Vader......         37,500                               $2.88       2/01/06      $96,375
                                           4,375                               $2.75       6/24/04      $10,719
                                           6,250              66.5%            $2.75       6/24/04      $15.313
Carlos Henrique Rego.............          7,500                               $2.88        2/1/06      $19,275
                                           2,500              13.8%            $2.75       6/24/04      $ 6,125

--------
(1) Present value is estimated on the date of grant using the Black Scholes option pricing model with the following weighted average assumptions used for grants in 1999; risk free interest rate of 4.65%; no expected dividend yield; expected lives of 5 years; and expected stock price volatility of 138%.

  Set forth below is further information with respect to unexercised options held by our executive officers to purchase our common stock:

                Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

                                                Number of Unexercised
                                                Securities Underlying
                          Number of                  Options at           Value of Unexercised
                           Shares                 December 31, 1999       In-the-Money Options
                         Acquired on  Value   ------------------------- -------------------------
          Name            Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------- ----------- ------------- ----------- -------------
Peter J.F. van Voorst
 Vader..................     --        $--      60,000       37,500        $--          $--
Carlos Henrique Rego....     --        $--       1,250       10,000        $--          $--

Employment Agreements

  Mr. van Voorst Vader is party to an employment agreement with us that is scheduled to expire in February 2002. The agreement calls for him to serve as our chief executive officer at a current salary of R$148,600 per annum, with provision for annual bonuses based upon future results of operations, in such amounts, if any, as may be determined from time to time at the discretion of our board.

  Mr. Rego is party to an employment agreement with us, which is scheduled to expire on February 1, 2002, which calls for him to serve as our vice-president-finance and chief financial officer at a current salary of

R$156,000 per annum. This employment agreement contains a discretionary bonus provision substantially identical to those contained in Mr. van Voorst Vader's employment agreement.

Change of Control Arrangements

  Our employment arrangements with our two executive officers provide that if we terminate the employment of either of them, other than for cause, following a change of control, or any such person voluntarily terminates such employment within 180 days subsequent to a change of control, we shall have to pay to such person an amount of money equal to 2.9 times his base amount (a term defined in the Internal Revenue Code, which essentially is such person's annualized compensation).

  Further, all options, warrants and other rights to acquire our securities we previously granted and outstanding to any such persons upon a change of control shall fully vest and become immediately exercisable.

  Change of control is defined as either

  . the acquisition by a person or group of persons acting in concert of 20% or more beneficial ownership of our common stock, or

  . the commencement or announcement of an intention to make a tender or exchange offer for 30% or more beneficial ownership of our common stock, or

  . the acquisition by a person or group of persons acting in concert of 10% or more beneficial ownership of our common stock, when such person's ownership interest is deemed by our Board to have a material adverse impact on our business or prospects.

  The stockholders' agreement discussed in the section entitled "Nominees for Election as Directors", among other matters, affords AIGLAEP and certain of its transferees the right to designate one member of our board. AIGLAEP also is afforded the right to nominate additional directors which, under certain circumstances, may enable AIGLAEP to designate directors constituting a majority of our board, such as through an expansion of our board and the filling of vacancies created by the resignation of certain directors serving at such time, if we do not attain certain operating goals. The stockholders' agreement requires the other parties to the stockholders' agreement to take any and all action, including voting their respective shares of common stock, to cause the nominee(s) designated by AIGLAEP to be elected to our Board.

Report on Executive Compensation

  We have a compensation committee charged with reviewing and recommending to our board compensation programs for our executive officers.

 Compensation Philosophy

  We believe that executive compensation should

  . provide motivation to achieve goals by tying executive compensation to company performance, as well as affording recognition of individual performance.

  . provide compensation reasonably comparable to that offered by other companies in a similar industry, and

  . align the interests of executive officers with the long-term interests of our stockholders through the award of equity purchase opportunities.

  Our compensation plan is designed to encourage and balance the attainment of short-term operational goals, as well as the implementation and realization of long-term strategic initiatives. As greater responsibilities are assumed by an executive officers, a larger portion of compensation is "at risk."

  This philosophy is intended to apply to all management, including Peter J.F. van Voorst Vader, our chief executive officer.

 Compensation Program

  Our executive compensation program has two major components:
base salary and long-term equity incentives.

  We seek to position total compensation at or near the median levels of other companies in a similar industry in Brazil.

  Individual performance reviews are generally conducted annually. Compensation in 1999 was based on an individual's sustained performance and the achievement of our revenue, income and earnings per share goals. We do not assign specific weighing factors when measuring performance; rather, subjective judgment and discretion is exercised in light of our overall compensation philosophy.

  Base salary is determined by evaluation of individual responsibility and performance.

  Our board believes that executive officers who are in a position to make a substantial contribution to long-term success and to build stockholder value should have a significant equity stake in our on-going success. Accordingly, one of our principal motivation methods has been the award of stock options. In addition to financial benefits to executive officers, if the price of our common stock during the term of any such option increases beyond such options exercise price, the program also creates an incentive for executive officers to remain with us since options generally vest and become exercisable over several years and the first increment is not exercisable until one year after the date of grant.

 Chief Executive Officer Compensation

  Peter van Voorst Vader's compensation is determined substantially in conformity with the compensation philosophy, discussed above, that is applicable to all of our executive officers. Performance is measured against pre-defined financial, operational and strategic objectives.

  In establishing Mr. van Voorst Vader's base salary, our board took into account both corporate and individual achievements.

  Mr. van Voorst Vader's performance objectives included quantitative goals related to increasing revenues and earnings per share. His goals also included significant qualitative objectives such as evaluating acquisition opportunities.

  In measuring Mr. van Voorst Vader's performance against these goals, our board took note of the fact that our system-wide gross sales for the year ended December 31, 1999 reflected an increase of approximately 7.8% over 1998 and that our earnings before income taxes, depreciation, and amortization improved to approximately R$1.1 million for the year ended December 31, 1999, as contrasted with R$(2.2) million for the prior year. In addition, under Mr. van Voorst Vader's leadership, we expanded our franchised locations from 80 units at the end of 1998 to 108 units at the end of 1999.

 Tax Considerations

  Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated officers. Certain performance-based compensation is excluded by Section 162(m)(4)(C) of the Code in determining whether the $1 million cap applies. Currently, the total compensation, including salary, bonuses and excludable stock options for any of the named executives does not exceed this limit. If in the future this regulation becomes applicable to us, our board will not necessarily limit executive compensation to that which is deductible, but will consider alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its overall compensation objectives and philosophy.

 Summary

  Our board, through its compensation committee, will continue to review our compensation programs to assure such programs are consistent with the objective of increasing stockholder value.

                            THE BOARD OF DIRECTORS

                       Omar Carneiro da Cunha, Chairman
                            Peter van Voorst Vader
                                  Ian Barnett
                               Lawrence Burstein
                          Jose Ricardo Bosquet Bomeny
                           John Michael Streithorst

Compensation Committee Interlocks and Insider Participation

  During the year ended December 31, 1999, Messrs. van Voorst Vader and Rego participated in discussions concerning executive officer compensation. Each of the named persons did not participate in discussions concerning his own compensation.

  All options, warrants and other rights to acquire our securities held by our directors shall fully vest and become immediately exercisable following a change of control.

Performance Graph

  The following graph shows the cumulative total return to stockholders from December 30, 1994, the date of our initial public offering of our equity securities through December 31, 1999 with the cumulative total return of the Standard and Poor's 500 Stock Index and the Standard and Poor's Restaurants Index during the same period. This presentation assumes that $100 was invested on December 30, 1994, and that all dividends were reinvested.

                         TOTAL RETURN TO STOCKHOLDERS

                                 [LINE GRAPH]

--------------------------------------------------------------------------------------------------
Total Return Analysis
                         12/30/94     12/29/95     12/31/96     12/31/97     12/31/98     12/31/99
--------------------------------------------------------------------------------------------------
Brazil Fast Food Corp.  $   100.00   $   117.55   $    81.77   $    70.10   $    16.06   $     9.49
--------------------------------------------------------------------------------------------------
S&P 500                 $   100.00   $   137.53   $   169.08   $   225.48   $   289.92   $   350.92
--------------------------------------------------------------------------------------------------
S&P Restaurants         $   100.00   $   149.99   $   148.20   $   159.13   $   249.37   $   249.41
--------------------------------------------------------------------------------------------------

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information as of April 14, 2000, based on information obtained from the persons named below, with respect to the beneficial ownership of our common stock held by

  . each person known by us to be the owner of more than 5% of our outstanding shares

  .  each director

  .  all executive officers and directors as a group

                                                  Amount and
                                                  Nature of         Approximate
                                                  Beneficial       Percentage of
Name and Address of Beneficial Owner             Ownership (1)         Class
------------------------------------             ------------      -------------
AIG Latin America Equity Partners, Ltd..........    450,125            13.87%
 80 Pine Street
  New York, NY 10016
Peter J.F. Van Voorst Vader ....................    189,863(2)          5.74%
 Prudente de Moraes
  1933/703
  Ipanema 22420-043
  Rio de Janeiro, Brazil
Ian S. Barnett..................................     20,278                *
 c/o Heptagon Securities Ltd.
  Broughton House
  6-8 Sackville Street
  London W1X 1DD
  United Kingdom
Lawrence Burstein ..............................     95,260(3)          2.91%
 245 Fifth Avenue
  New York, NY 10016
Omar Carneiro da Cunha .........................    149,812(4)          4.60%
 c/o Bond Consultoria
  Empresarial S/C Ltda.
  RU4 Voluntarios da Patria
  89 Sala 604
  Botatogo-RJ
  Brazil 22210-00
Jose Ricardo Bosquet Bomeny.....................    392,500(4)         12.07%
 c/o Big Burger Ltda.
  Rua Lauro Muller
  116/2005
  Rio de Janeiro, Brazil
John Michael Streithorst........................       -0- (5)             *
 Av. Presidente Wilson
  231-90
  Rio de Janeiro, Brazil
All executive officers and directors
 as a group (7 persons).........................  1,304,088(2)(5)      38.05%

--------
*  Less than 1%

(1) Beneficial ownership means the sole or shared power to vote or direct the voting of a security or the sole or shared power to invest or dispose or direct the investment or disposition of a security. Except as otherwise indicated, we believe that all named persons have sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to their shares. Also includes any shares issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of April 14, 2000.

(2) Includes 106,613 shares owned by Shampi Investments A.E.C., L.G. Smith Boulevard, Punta Brabo, Oranjstad, Aruba of which Mr. van Voorst Vader is the sole shareholder.

(3) Includes 8,604 shares owned by members of Mr. Burstein's family. Mr. Burstein disclaims any voting or investment power over these shares. Also includes 2,875 shares owned by Lawrence Burstein IRA, of which Mr. Burstein is the beneficiary.

(4) Includes 3,125 shares owned by Bond Consultoria; also includes 121,687 shares owned by Seaview Ventures Group Inc., The Creque Building, P.O. Box 116, Road Town, Tortola, British Virgin Islands. Mr. Carneiro da Cunha, together with his spouse, are the sole shareholders of Bond Consultoria.

(5) Excludes 450,125 shares owned by AIGLAEP. Mr. Streithorst, who disclaims voting or investment power over all of these shares, serves as AIGLAEP's designee upon our board of directors.

           COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT

  Section 16(a) of the 1934 Securities Exchange Act, requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC rule to furnish us with copies of all Section 16(a) forms they file.

  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no such forms were required, we believe that during the year ended December 31, 1999, all filing requirements applicable to officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Rego was not timely in filing his initial report of ownership and each officer and director (other than Mr. Streithorst) was not timely in filing a monthly report of one transaction, respectively.

                            BRAZIL FAST FOOD CORP.
                         Av. Brasil, 6431 - Bonsucesso
                                 CEP 21040-360
                            Rio de Janeiro, Brazil


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Omar Carneiro da Cunha and Peter J.F. van Voorst Vader, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Brazil Fast Food Corp. (the "Company") held of record by the undersigned on April 14, 2000, at the Annual Meeting of Stockholders of the Company to be held on May 22, 2000 or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                         (To Be Signed on Reverse Side)

1.   Election of directors:

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)

FOR all nominees          WITHHOLD AUTHORITY         NOMINEES:

                                                     Omar Carneiro da Cunha
listed at right           to vote for all            Peter J.F. van Voorst Vader
(except as marked         nominees listed            Ian Barnett
to the contrary           at right                   Jose Ricardo Bosquet Bomeny
at right)                                            Lawrence Burstein
                                                     John Michael Streithorst
     [ ]                         [ ]


2.   To transact such other business as may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                              ----------------------------------
                              Signature


                              Date: ____________________________


                              ----------------------------------
                              Signature, if held jointly



NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.